UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

October 29, 2015 (October 27, 2015)

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

Merger Agreement

On October 27, 2015, Rite Aid Corporation (“Rite Aid”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Walgreens Boots Alliance, Inc., a Delaware corporation (“Walgreens”), and Victoria Merger Sub, Inc., a Delaware corporation and a wholly-owned direct subsidiary of Walgreens (“Victoria Merger Sub”).

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, Victoria Merger Sub will merge with and into Rite Aid (the “Merger”), with Rite Aid surviving the Merger as a wholly-owned direct subsidiary of Walgreens.

At the effective time of the Merger, each share of Rite Aid common stock, par value $1.00 per share, (“Rite Aid Common Stock”) issued and outstanding immediately prior to the effective time (other than shares owned by (i) Walgreens, Victoria Merger Sub or Rite Aid (which will be cancelled), (ii) stockholders who have properly exercised and perfected appraisal rights under Delaware law, or (iii) any direct or indirect wholly owned subsidiary of Rite Aid or Walgreens (which will be converted into shares of common stock of the surviving corporation)) will be converted into the right to receive $9.00 per share in cash, without interest (the “Per Share Merger Consideration”).

Subject to the terms of the Merger Agreement, at the effective time of the Merger, each vested option to purchase Rite Aid Common Stock with a per share exercise price less than the Per Share Merger Consideration that is outstanding immediately prior to the effective time will be converted into the right to receive, without interest, an amount in cash equal to the product of (x) the total number of shares of Rite Aid Common Stock subject to such option and (y) the excess, if any, of the Per Share Merger Consideration over the per share exercise price of such option, less applicable withholding taxes.  Subject to the terms of the Merger Agreement, at the effective time of the Merger, each unvested option to purchase Rite Aid Common Stock, and each vested option to purchase Rite Aid Common Stock with a per share exercise price equal to or greater than the Per Share Merger Consideration, that is outstanding immediately prior to the effective time will be converted into an option to acquire, on the same terms and conditions as were applicable immediately prior to the effective time, a number of shares of Walgreens common stock equal to the product of (x) the number of shares of Rite Aid Common Stock subject to such option and (y) a fraction, the numerator of which is the Per Share Merger Consideration and the denominator of which is the volume weighted average trading price of Walgreens common stock on the five consecutive trading days immediately preceding the closing date of the Merger (the “Conversion Ratio”), with the exercise price of such converted option equitably adjusted to be equal to the quotient of (x) the exercise price per share of Rite Aid Common Stock subject to such option and (y) the Conversion Ratio.

Subject to the terms of the Merger Agreement, at the effective time of the Merger, each Rite Aid restricted share award and Rite Aid performance unit that is outstanding immediately prior to the effective time will be cancelled and converted into a Walgreens restricted share or performance unit, as applicable, relating to the number of shares of Walgreens common stock equal to the product of (x) the number of shares of Rite Aid Common Stock relating to such restricted share award or such performance unit (in the case of performance units for which the applicable performance period has not completed, the target number of shares) and (y) the Conversion Ratio, with each such converted restricted share award and performance unit subject to the same terms and conditions as were applicable immediately prior to the effective time; provided, that with respect to each converted performance unit award, (i) following the effective time of the Merger, the performance goals or conditions will not apply with respect to a pro-rata portion of such award (with such portion based on the number of days elapsed in the performance period through the effective time of the Merger), which portion of such award will continue to be subject to service-based vesting on the same schedule as applied prior to the effective time of the Merger, and (ii) the remaining portion of the converted performance unit award will continue to be subject to performance-based vesting (based on the achievement of adjusted performance goals) and service-based vesting on the applicable vesting dates following the effective time of the Merger.

Subject to the terms of the Merger Agreement, at the effective time of the Merger, each Rite Aid restricted share unit outstanding immediately prior to the effective time will automatically be cancelled and converted into the right to receive an amount in cash equal to the product of (x) the total number of shares of Rite Aid Common Stock subject to the restricted share unit and (y) the Per Share Merger Consideration.

Consummation of the Merger is subject to various closing conditions, including but not limited to (i) approval of the Merger Agreement by holders of a majority of the outstanding shares of Rite Aid Common Stock entitled to vote on the Merger, (ii) the expiration or earlier termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the absence of any law or order prohibiting the Merger, and (iv) the absence of a material adverse effect on Rite Aid, as defined in the Merger Agreement.

The parties to the Merger Agreement have each made customary representations and warranties. Rite Aid has agreed to various covenants and agreements, including, among others, (i) Rite Aid’s agreement to conduct its business in the ordinary course consistent with past practice during the period between the execution of the Merger Agreement and the closing of the Merger, and (ii) Rite Aid’s agreement to not solicit proposals relating to alternative transactions to the Merger or engage in discussions or negotiations with respect thereto, subject to certain exceptions. Walgreens also has agreed to various covenants and agreements in the Merger Agreement, including, among other things, (i) Walgreens’ agreement to take actions that may be necessary in order to obtain antitrust approval of the Merger, subject to certain exceptions, and (ii) Walgreens’ agreement to use reasonable best efforts to arrange and obtain the debt financing contemplated by the debt commitment letter executed in connection with the Merger Agreement, or such alternative financing as contemplated by the Merger Agreement.

The Merger Agreement contains specified termination rights for Walgreens and Rite Aid, including a mutual termination right in the event that the Merger is not consummated by October 27, 2016, subject to extension to January 27, 2017 under certain circumstances. Rite Aid must pay Walgreens a $325 million termination fee if Walgreens terminates the Merger Agreement following a change of recommendation (as defined in the Merger Agreement) for the Merger by Rite Aid’s board of directors, or if Rite Aid terminates the Merger Agreement to enter into a definitive agreement with a third party with respect to a superior proposal, as set forth in, and subject to the conditions of, the Merger Agreement. Under certain additional circumstances described in the Merger Agreement, Rite Aid must also pay Walgreens a $325 million termination fee if the Merger Agreement is terminated in certain specified circumstances while an alternative acquisition proposal to the Merger has been publicly made or communicated to the Board and not withdrawn and, within twelve months following such termination, Rite Aid enters into a definitive agreement with respect to a business combination transaction of the type described in the relevant provisions of the Merger Agreement, or such a transaction is consummated. The Merger Agreement further provides that, upon termination of the Merger Agreement under specified circumstances, Rite Aid will be required to pay to Walgreens up to $45 million for expenses incurred by Walgreens (with such payment credited to any termination fee subsequently paid by Rite Aid). In the event the Merger Agreement is terminated in certain circumstances involving a failure to obtain required regulatory approvals, Walgreens is required to pay Rite Aid a $325 million termination fee, which will be increased to $650 million if Walgreens enters into, consummates or announces certain acquisitions within eight to twelve months of the date of the Merger Agreement.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. It is not intended to provide any factual information about Rite Aid, Walgreens or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of that agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement; are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosure schedules; may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Rite Aid, Walgreens or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Rite Aid’s public disclosures.

Item 9.01.   Financial Statements and Exhibits.

(d)          Exhibits

2.1	Agreement and Plan of Merger, dated as of October 27, 2015, by and among Rite Aid, Walgreens and Victoria Merger Sub.

Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of the securities laws. The words “may,” “could,” “should,” “estimate,” “project,” “forecast,” intend,” “expect,” “anticipate,” “believe,” “target,” “plan,” “providing guidance” and similar expressions are intended to identify information that is not historical in nature.

This document contains forward-looking statements relating to the proposed transaction between Rite Aid and Walgreens pursuant to a merger. All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of Walgreens following completion of the proposed transaction; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the shareholders of each of Rite Aid and Walgreens may not be obtained; (2) there may be a material adverse change of Rite Aid or the business of Rite Aid may suffer as a result of uncertainty surrounding the transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) legal proceedings may be initiated related to the transaction; (5) changes in economic conditions, political conditions, changes in federal or state laws or regulations, including the Patient Protection and Affordable Care Act and the Health Care Education Affordability Reconciliation Act and any regulations enacted thereunder may occur; (6) provider and state contract changes may occur; (7) reduction in provider payments by governmental payors may occur; (8) the expiration of Rite Aid or Walgreens’ Medicare or Medicaid managed care contracts by federal or state governments and tax matters; (9) there may be difficulties and delays in achieving synergies and cost savings; and (10) other risk factors as detailed from time to time in Rite Aid’s and Walgreens’ reports filed with the Securities and Exchange Commission (“SEC”), including Rite Aid’s Annual Report on Form 10-K for the year ended February 28, 2015 which is available on the SEC’s Web site (www.sec.gov). There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.

Neither Rite Aid nor Walgreens undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed strategic combination, Rite Aid intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, Rite Aid will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the proxy statement, as well as other filings containing information about Rite Aid, free of charge, from the SEC’s Web site (www.sec.gov). Investors may also obtain Rite Aid’s SEC filings in connection with the transaction, free of charge, from Rite Aid’s Web site (www.RiteAid.com) under the link “Investor Relations” and then under the tab “SEC Filings,” or by directing a request to Rite Aid, Matt Schroeder, Attention: Vice President, Investor Relations.

Participants in the Merger Solicitation

The directors, executive officers and employees of Rite Aid and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Rite Aid’s directors and executive officers is available in its definitive proxy statement for its 2016 annual meeting of stockholders filed with the SEC on May 15, 2015. This document can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement when it becomes available. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITE AID CORPORATION

Dated: October 29, 2015	By:	/s/ James J. Comitale
		Name:	James J. Comitale
		Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of October 27, 2015, by and among Rite Aid, Walgreens and Victoria Merger Sub.